Putnam
Voyager
Fund

ANNUAL REPORT
July 31, 1997

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Fund highlights

*"The fund's team chooses companies that they think can beat earnings estimates, but also offer reasonable valuations compared with their industries and their own trading histories. That aspect has helped offset some of the trading volatility in growth stocks, earning the fund solid historical risk scores."

                                     -- Morningstar, Inc., May 23, 1997

*"When blue-chips soared, stocks of small companies sagged. But when the smoke clears and the next market cycle takes over, the small caps may finally have their day."

                                                --  Forbes, May 5, 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

24 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

As the market's strength continued throughout much of Putnam Voyager Fund's fiscal year, your fund's diversified search for growth worked both for it and against it. Buoyed by the strength of its large-capitalization stock holdings, your fund delivered attractive results despite the struggle on the part of its small- and mid-cap holdings. For much of the 12-month period ended July 31, 1997, these stocks were under pressure as investors sought the stability of large-cap stocks. However, as the fiscal year drew to a close, the relatively undervalued stocks of small and medium-size companies were clearly showing signs of gathering strength.

Your fund's managers, Roland Gillis, Charles Swanberg, and Robert Beck, believe all the pieces are now in place for the stocks of smaller high-growth companies to begin a recovery, and they have positioned the portfolio to take what they believe will be maximum advantage of such an environment. The following report explains the strategy they pursued during the fiscal year, provides some forecast of what fiscal 1998 may bring, and profiles several companies they consider especially attractive in each sector of the portfolio.

Respectfully yours,

/S/GEORGE PUTNAM

George Putnam
Chairman of the Trustees
September 18, 1997



Report from the Fund Managers
Roland W. Gillis
Charles H. Swanberg
Robert R. Beck

The stock market's significant climb during the fiscal year ended July 31, 1997, impressed even the most pessimistic economic naysayers. Driven by continued economic growth and low inflation, the widely followed Dow Jones Industrial Average climbed from one new high to another. Large-capitalization stocks were steady performers throughout the period, with small- and medium-cap stocks joining the rally by mid spring. With approximately one third of the fund's assets invested in each of these market sectors, Putnam Voyager Fund produced total returns in excess of 30% for all three share classes at net asset value for the 12-month period. These returns, however, fell short of the return on Standard & Poor's 500(registered trademark) Index, which comprises only the heavily favored large-company stocks. Complete performance information appears on pages 9 and 10.

* RECORD-SETTING PACE ON WALL STREET

The fund's fiscal year saw a continuation of one of the most impressive bull markets in history. The Dow Jones Industrial Average passed the milestone 6000 mark in October and topped 7000 in February. Five months later -- just before the close of the fund's fiscal period -- this market indicator crossed the 8000 barrier. In addition, the technology-laden NASDAQ Composite Index surged up almost one third during the last fiscal quarter. Stock investors were clearly pleased with the breadth and pace of economic growth.

Two factors fueling the rise in stock prices were corporate profits and low inflation -- both of which exceeded most expectations. In addition, a forward-looking Federal Reserve Board, with Chairman Alan Greenspan at its helm, has been fostering steady growth while remaining vigilant for warning signs of inflation. The Fed's short-term interest rate increase on March 25 was a temporary bump as investors acknowledged that this near-term adjustment was necessary to keep the economy robust over the longer term. The stock market's rally was further strengthened by Washington's summer deficit reduction package, which included a decrease in the capital gains tax.

Given such a rapid advance in such a short time, Greenspan has warned about "excessive optimism" and "irrational exuberance" on several occasions. Such advice is worth heeding, and we ask our shareholders to temper their expectations accordingly in this prolonged rally.

* CAPTURING MOMENTUM OF LARGE-CAP STOCKS

For the first three quarters of the fiscal year, large-cap stocks outperformed their small and medium-sized counterparts. The economy's strong performance in late 1996 and early 1997, while favorable for corporate profits, raised fears of inflation and a potential interest-rate increase by the Fed -- an event that encouraged investors to seek the security of large-company stocks.

The fund's large-cap holdings are solid leaders in their respective industries, each characterized by a catalyst -- a driving factor that seems likely to boost the price of a stock within a reasonable period of time. Such a catalyst might be a new product, restructuring, or management rejuvenation. American Express Co., one of the fund's top holdings, exemplifies this strategy. In addition to its growing worldwide business and greater distribution fees, American Express is also expected to benefit from a reorganization of some of its business units in an effort to streamline operations. While these and other holdings were viewed favorably as of July 31, 1997, there is no guarantee the fund will continue to hold these securities in the future.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Computer software                              10.1%

Retail                                         10.0%

Pharmaceuticals and biotechnology               5.7%

Business services                               5.0%

Electronics and electronic equipment            4.6%

Footnote reads:
*Based on net assets as of 7/31/97. Holdings will vary over time.

* SMALLER CAPS BOLSTERED BY LOW INFLATION AND CAPITAL GAINS TAX REDUCTION

By late spring, with the outlook for inflation and growth moderating, investor enthusiasm for smaller companies began to return, and prices rebounded from their April lows. We remain optimistic about this universe for several reasons. First, a less robust economy could dampen the earnings outlook for large-cap stocks, which are dependent on the overall trends in the economy. Smaller-cap stocks -- technology stocks in particular -- are dependent to a greater extent on product cycles and the desire on the part of their customers to increase productivity. Second, the relative value of small-cap stocks is attractive and their earnings growth rates tend to be greater than those of large-cap stocks. It seems reasonable to expect that the federal budget agreement, with its reduction in the capital gains tax, will further support these prices. Finally, history has shown that smaller-company stocks experience a rise in prices as the market factors in an improving after-tax return for these growth stocks.

* TECHNOLOGY HOLDINGS STRENGTHEN LATE IN PERIOD

Although volatility throughout the technology sector continued well into the second half of the fiscal year, many of the fund's holdings in this area nevertheless proved profitable. Baan Company, which provides business management software to more than 2,300 companies, is experiencing strong revenues as a result of larger deals, growing software licenses, and improvements in its pricing structure. America Online (AOL) was another strong contributor to performance. While AOL was hurt by increased network and equipment costs, it benefited from a growing number of subscribers and increased advertising revenues.

Our decision to increase the weighting of the semiconductor-related stocks proved advantageous over the past six months. These holdings are concentrated in analog or mixed-signal suppliers, including Linear Technology, Maxim Integrated Products, and Sipex Corp. The fund also has a notable exposure to semiconductor equipment stocks. The ever-increasing complexity of manufacturing integrated circuits has driven a strong capital spending cycle in the equipment segment. Telecommunications equipment holdings are benefiting from a global boom in industry spending. There are several factors that bode well for this industry's future, including deregulation, the growth in new wireless systems, and the surge in the use of the Internet.


TOP 10 HOLDINGS

Computer Associates Intl., Inc.
Computer software

American Express Co.
Finance

Costco Companies, Inc.
Retail

EMC Corp.
Computer services

Compuware Corp.
Computer software

Federal Home Loan Mortgage Corp.
Finance

Linear Technology Corp.
Semiconductors

Clear Channel Communications, Inc.
Broadcasting

Citicorp
Banks

Microsoft Corp.
Computer software

Footnote reads:
These holdings represent 13.2% of the fund's net assets as of 7/31/97. Portfolio holdings will vary over time.

* SOLID ECONOMIC GROWTH BENEFITS CONSUMER, FINANCIAL AND HEALTH-CARE SECTORS

Consumer cyclical stocks, which include companies whose profits are tied to the strength of the economy, were big winners during the year. Retailing stocks have enjoyed a steady comeback, with Dayton Hudson Corp. and Payless Shoesource, Inc. among the better performers. Higher employment and consumer confidence levels coupled with downsizing and consolidations by many department stores have resulted in well-managed inventory levels and improving profit margins. The fund's oil and gas stocks were led by the oil services companies, such as Halliburton and Schlumberger.

Our heavy weighting in financial stocks was also a big contributor to performance. This sector experienced a setback in the weeks leading up to the Fed's rate increase in March. Financial stocks are typically interest-rate sensitive, since higher interest rates can pinch profits. However, this sector resumed its climb as it became apparent that evidence of real inflation -- generally a precursor of higher interest rates -- was nonexistent. Money center banks were among the portfolio's best performing financial stocks, with holdings such as Citicorp, BankAmerica, Banc One, and NationsBank climbing substantially by the close of the fiscal year. Global growth strategies, mergers, and cost savings arising out of technologically driven productivity gains have benefited this industry tremendously, as has baby boomers' increasing focus on investing for retirement.

A presence in several subsectors within the health-care industries -- pharmaceuticals, medical equipment and supplies, and information systems -- also contributed to the fund's performance. Warner-Lambert Co. and Eli Lilly and Co. stand out in this industry.

* SMALL AND MIDSIZE COMPANIES MAY HAVE THEIR DAY

Just following the close of the fiscal period, investor sentiment for large, blue-chip stocks turned negative in the wake of a series of disappointing earnings reports. As investors re-evaluate their large-cap holdings, we believe they may turn to smaller companies as their earnings growth rates become more attractive. The average small-cap stock in your fund carries an earnings growth rate of over 30%, which is 3 to 4 times the anticipated earnings growth rate for the overall stock market in 1998. Given the fund's ability to select companies of all sizes, however, we believe the portfolio is well positioned for longer-term capital appreciation in relation to the overall market.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/97, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to medium-size companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Voyager Fund is designed for investors seeking aggressive capital appreciation primarily through common stocks.

TOTAL RETURN FOR PERIODS ENDED 7/31/97

                               Class A          Class B        Class M
 (inception date)              (4/1/69)        (4/27/92)      (12/1/94)
                             NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year                     32.22%  24.62%  31.17%  26.17%  31.57%  26.93%
------------------------------------------------------------------------------
5 years                   159.73  144.80  150.13  148.13  153.28  144.52
Annual average             21.03   19.61   20.12   19.93   20.43   19.58
------------------------------------------------------------------------------
10 years                  355.73  329.59  318.77  318.77  330.84  315.77
Annual average             16.38   15.69   15.40   15.40   15.73   15.31
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/97

                                         Standard & Poors       Consumer
                                             500 Index         Price Index
------------------------------------------------------------------------------
1 year                                        52.11%              2.23%
------------------------------------------------------------------------------
5 years                                      155.27              14.23
Annual average                                20.62               2.70
------------------------------------------------------------------------------
10 years                                     302.62              41.04
Annual average                                14.94               3.50
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% for class A shares and 3.50% for class M shares. One-, five-, and ten-year returns for class B shares reflect the applicable contingent deferred sales charges (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses are applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

[GRAPHIC OMITTED: line chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
7/31/87

               Fund's                    Consumer
           class A shares   S&P 500       Price
               at POP        Index        Index
7/31/87         9425         10000        10000
7/31/88         8459          8832        10413
7/31/89        11216         11650        10931
7/31/90        11754         12402        11459
7/31/91        14580         13989        11968
7/31/92        16532         15773        12346
7/31/93        19787         17129        12689
7/31/94        20873         18013        13040
7/31/95        28120         22709        13401
7/31/96        32476         26468        13796
7/31/97        42959         40262        14104

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $41,877 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $43,084 ($41,577 at public offering price). See first page of performance section for performance calculation method.
PRICE AND DISTRIBUTION INFORMATION
12 months ended 7/31/97

                                    Class A      Class B      Class M
------------------------------------------------------------------------------
Distributions (number)                 1            1             1
------------------------------------------------------------------------------
Income                                --           --             --
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                           $1.088       $1.088         $1.088
------------------------------------------------------------------------------
Short-term                            --           --             --
------------------------------------------------------------------------------
  Total                             $1.088        $1.088        $1.088
------------------------------------------------------------------------------
Share value:                      NAV     POP       NAV       NAV     POP
------------------------------------------------------------------------------
7/31/96                        $15.73  $16.69    $15.15    $15.60  $16.17
------------------------------------------------------------------------------
6/31/97                         19.49   20.68     18.57     19.22   19.92
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)

                           Class A          Class B            Class M
(inception date)           (4/1/69)        (4/27/92)          (12/1/94)
                         NAV     POP      NAV    CDSC         NAV    POP
------------------------------------------------------------------------------
1 year                 12.34%    5.89%   11.50%    6.50%   11.77%    7.88%
------------------------------------------------------------------------------
5 years               147.40   133.18   138.02   136.02   141.30   132.92
Annual average         19.86    18.45    18.94    18.74    19.26    18.42
------------------------------------------------------------------------------
10 years              337.80   312.62   302.60   302.60   313.65   299.40
Annual average         15.91    15.23    14.94    14.94    15.26    14.85
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


Report of independent accountants

To the Trustees and Shareholders of
Putnam Voyager Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund (the "fund") at July 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
September 16, 1997


Portfolio of investments owned
July 31, 1997


COMMON STOCKS (98.7%) *
NUMBER OF SHARES                                                                                       VALUE

Advertising (1.3%)
------------------------------------------------------------------------------------------------------------
        807,221  Lamar Advertising Co. +                                                    $     22,551,737
      1,628,797  Omnicom Group, Inc.                                                             113,710,391
      2,544,621  Outdoor Systems, Inc. +                                                          67,432,457
        465,645  TMP Worldwide Inc. + [SECTION MARK]                                              11,291,891
        649,275  Universal Outdoor Holdings, Inc. +                                               23,617,378
                                                                                            ----------------
                                                                                                 238,603,854

Aerospace and Defense (0.6%)
------------------------------------------------------------------------------------------------------------
        577,300  Boeing Co.                                                                       33,952,456
        250,000  Lockheed Martin Corp.                                                            26,625,000
        428,400  Northrop Grumman Corp.                                                           49,319,550
                                                                                            ----------------
                                                                                                 109,897,006

Agriculture (0.1%)
------------------------------------------------------------------------------------------------------------
        228,500  Delta & Pine Land Co.                                                             8,683,000

Alcoholic Beverages (0.4%)
------------------------------------------------------------------------------------------------------------
      2,050,000  Seagram Co., Ltd.                                                                78,540,625

Apparel (0.5%)
------------------------------------------------------------------------------------------------------------
      1,181,369  Gucci Group N.V. (Netherlands) +                                                 74,573,918
        450,902  The Men's Wearhouse, Inc. +                                                      16,683,374
                                                                                            ----------------
                                                                                                  91,257,292

Automotive (0.7%)
------------------------------------------------------------------------------------------------------------
      1,625,000  Echlin, Inc.                                                                     60,226,563
      1,800,000  Snap-On Inc.                                                                     74,250,000
                                                                                            ----------------
                                                                                                 134,476,563

Banks (4.2%)
------------------------------------------------------------------------------------------------------------
      1,450,000  Banc One Corp.                                                                   81,381,250
      2,400,000  BankAmerica Corp.                                                               181,200,000
        200,000  Barnett Banks, Inc.                                                              11,387,500
      1,400,000  Citicorp                                                                        190,050,000
        869,200  Fifth Third Bancorp                                                              54,922,575
      1,860,000  NationsBank Corp.                                                               132,408,750
      1,638,300  Washington Mutual, Inc.                                                         113,247,488
                                                                                            ----------------
                                                                                                 764,597,563

Basic Industrial Products (0.8%)
------------------------------------------------------------------------------------------------------------
      1,331,000  American Standard Companies, Inc. +                                              66,134,063
        295,000  Cooper Industries, Inc.                                                          16,390,938
      1,350,000  General Signal Corp.                                                             66,403,125
                                                                                            ----------------
                                                                                                 148,928,126

Broadcasting (2.7%)
------------------------------------------------------------------------------------------------------------
        563,825  Chancellor Broadcasting Corp. Class A + [SECTION MARK]                           23,257,781
      3,099,853  Clear Channel Communications, Inc. +                                            192,965,849
      1,782,200  Evergreen Media Corp. Class A + [SECTION MARK]                                   81,981,200
         79,800  Heftel Broadcasting Corp. Class A +                                               4,668,300
        649,988  Jacor Communications, Inc. +                                                     27,868,236
        416,620  LIN Television Corp. +                                                           20,049,838
        546,500  ProSieben Media AG 144A (Germany) +                                              24,354,891
        165,540  SFX Broadcasting, Inc. Class A +                                                  9,704,783
        573,907  Sinclair Broadcast Group, Inc. Class A +                                         19,943,268
        477,800  Univision Communications Inc. Class A +                                          20,545,400
      2,015,000  Westwood One, Inc. + [SECTION MARK]                                              64,731,875
        218,600  Young Broadcasting Corp. Class A +                                                6,721,950
                                                                                            ----------------
                                                                                                 496,793,371

Building Products (0.3%)
------------------------------------------------------------------------------------------------------------
      1,250,000  Masco Corp.                                                                      58,593,750

Business Services (5.0%)
------------------------------------------------------------------------------------------------------------
        308,869  Abacus Direct Corp. +                                                             9,266,070
        730,836  Accustaff, Inc. +                                                                19,915,281
        616,545  Affiliated Computer Services, Inc. Class A +                                     16,723,783
      3,106,723  Airgas, Inc. +                                                                   61,357,779
         56,700  Caribiner Intl., Inc. +                                                           2,062,463
        413,800  Cintas Corp.                                                                     27,103,900
      1,375,024  Corestaff, Inc. +                                                                42,625,744
      5,201,770  Corporate Express, Inc. +                                                        78,026,550
      2,562,400  Deluxe Corp.                                                                     85,359,950
      1,150,411  Gartner Group Inc. Class A +                                                     32,642,912
        687,263  Interim Services Inc. +                                                          31,313,420
      2,251,547  Interpublic Group of Cos., Inc.                                                 100,756,728
        582,800  Metromedia International Group, Inc. +                                            6,556,500
        659,566  Paychex, Inc.                                                                    26,629,977
        404,325  Pharmaceutical Product Development, Inc. +                                        9,451,097
        492,300  Precision Response Corp. +                                                        5,599,913
     30,054,960  Rentokil Initial PLC (United Kingdom)                                           107,199,505
        350,000  Reuters Holdings PLC ADR (United Kingdom)                                        22,618,750
      2,588,824  Robert Half International, Inc. +                                               142,547,122
        840,000  Select Appointments Holdings PLC ADR
                   (United Kingdom)                                                               14,700,000
      1,958,073  Serco Group PLC (United Kingdom) +                                               23,360,344
         72,700  Snyder Communications, Inc. +                                                     2,253,700
        778,600  Teletech Holdings, Inc. +                                                        15,572,000
        328,994  The Registry, Inc. +                                                             16,655,321
                                                                                            ----------------
                                                                                                 900,298,809
Cable Television (1.2%)
------------------------------------------------------------------------------------------------------------
      1,200,000  Tele-Comm Liberty Media Group, Inc. Class A +                                    30,675,000
     10,805,300  Tele-Communications, Inc. Class A +                                             185,040,763
                                                                                            ----------------
                                                                                                 215,715,763

Chemicals (1.7%)
------------------------------------------------------------------------------------------------------------
        750,000  Air Products & Chemicals, Inc.                                                   66,140,625
        650,000  Great Lakes Chemical Corp.                                                       32,540,625
      1,200,000  Praxair, Inc.                                                                    66,150,000
      1,175,000  Raychem Corp.                                                                   113,975,000
        650,000  Witco Chemical Corp.                                                             29,656,250
                                                                                            ----------------
                                                                                                 308,462,500

Computer Equipment (0.5%)
------------------------------------------------------------------------------------------------------------
      1,645,139  Newbridge Networks Corp. (Canada)                                                85,752,870
         28,000  PMC -- Sierra, Inc. +                                                               917,000
        285,788  Western Digital Corp. +                                                          11,002,838
                                                                                            ----------------
                                                                                                  97,672,708

Computer Services (4.1%)
------------------------------------------------------------------------------------------------------------
      2,568,938  America Online, Inc. +                                                          173,403,315
        429,200  CBT Group PLC ADR (Ireland) +                                                    28,434,500
      4,772,973  EMC Corp. +                                                                     241,035,137
        431,900  Galileo International, Inc. +                                                    11,391,363
      1,404,200  Getronics Electric N.V. (Netherlands)                                            48,778,116
        817,940  IDT Corp. +                                                                       6,850,248
      1,734,004  Keane, Inc. +                                                                   105,990,995
        900,000  NCR Corp. +                                                                      28,856,250
      2,616,292  Sterling Commerce, Inc. +                                                        98,601,505
         93,600  Transaction Systems Architects, Inc. Class A +                                    3,463,200
        105,100  Whittman-Hart, Inc. +                                                             2,706,325
                                                                                            ----------------
                                                                                                 749,510,954

Computer Software (10.1%)
------------------------------------------------------------------------------------------------------------
        309,065  Arbor Software Corp. +                                                           13,289,795
      1,328,378  Baan Co., N.V. (Netherlands) +                                                   91,658,082
      2,454,214  BMC Software, Inc. +                                                            147,866,394
        920,393  Cadence Design Systems, Inc. +                                                   40,899,964
        646,327  Citrix Systems, Inc. +                                                           30,619,742
      5,159,094  Computer Associates Intl., Inc.                                                 351,140,835
      3,782,515  Compuware Corp. +                                                               234,043,116
        437,732  Documentum, Inc. +                                                               14,499,873
      2,590,443  Electronic Arts, Inc. +                                                          86,779,841
      2,092,948  Electronics for Imaging, Inc. +                                                 115,112,140
        731,300  Geoworks + [SECTION MARK]                                                         7,084,469
        300,836  HNC Software, Inc. +                                                             10,566,865
        222,700  Information Management Resources, Inc.                                            7,015,050
        630,200  Lernout & Hauspie Speech Products N.V. (Belgium) +                               19,536,200
        757,350  McAfee Associates, Inc. +                                                        49,369,753
      1,330,481  Microsoft Corp. +                                                               188,263,062
      3,542,779  Parametric Technology Corp. +                                                   173,596,171
      1,132,100  PeopleSoft, Inc. +                                                               66,227,850
        899,805  Security Dynamics Technologies, Inc. +                                           37,566,859
      2,291,000  SEMA Group PLC (United Kingdom)                                                  52,598,153
      1,049,838  Synopsys, Inc. +                                                                 35,300,803
        878,200  Vantive Corp. +                                                                  27,443,750
        302,423  Viasoft, Inc. +                                                                  18,296,592
                                                                                            ----------------
                                                                                               1,818,775,359

Consumer Products (0.5%)
------------------------------------------------------------------------------------------------------------
      1,673,800  Kimberly-Clark Corp.                                                             84,840,738

Consumer Services (0.5%)
------------------------------------------------------------------------------------------------------------
      3,448,500  CUC International, Inc. +                                                        84,919,313
         25,100  Sabre Group Holdings, Inc. +                                                        740,450
                                                                                            ----------------
                                                                                                  85,659,763

Containers (0.1%)
------------------------------------------------------------------------------------------------------------
        350,000  Temple Inland, Inc.                                                              23,559,375

Cosmetics (--%)
------------------------------------------------------------------------------------------------------------
        403,464  ThermoLase Corp. +                                                                5,875,445

Education Services (0.5%)
------------------------------------------------------------------------------------------------------------
        525,172  Apollo Group, Inc. Class A +                                                     19,497,011
      1,000,244  DeVry, Inc. +                                                                    29,382,168
        408,300  Learning Tree International, Inc. +                                              16,638,225
        484,529  Sylvan Learning Systems, Inc. +                                                  18,896,631
                                                                                            ----------------
                                                                                                  84,414,035

Electric Utilities (0.4%)
------------------------------------------------------------------------------------------------------------
      1,774,687  CalEnergy, Inc. +                                                                71,542,070

Electronics and Electrical Equipment (4.6%)
------------------------------------------------------------------------------------------------------------
      1,855,581  Applied Materials, Inc. +                                                       170,481,504
      1,000,000  General Electric Co.                                                             70,187,500
      1,879,000  Hewlett-Packard Co.                                                             131,647,438
        222,550  Microchip Technology, Inc. +                                                      8,289,988
      1,786,100  Motorola, Inc.                                                                  143,446,156
        413,400  Sipex Corp. + [SECTION MARK]                                                     19,223,100
        730,965  Solectron Corp. +                                                                57,654,864
      1,557,680  Thermo Instrument Systems, Inc. +                                                56,660,610
      7,513,425  Westinghouse Electric Corp.                                                     180,791,789
                                                                                            ----------------
                                                                                                 838,382,949
Energy-Related (0.9%)
------------------------------------------------------------------------------------------------------------
        352,677  AES Corp. +                                                                      27,861,483
      4,732,055  Thermo Electron Corp. +                                                         161,777,130
                                                                                            ----------------
                                                                                                 189,638,613

Environmental Control (1.3%)
------------------------------------------------------------------------------------------------------------
      1,300,000  Browning-Ferris Industries, Inc.                                                 48,100,000
        515,900  Memtec Ltd. ADR (Australia)                                                      14,187,250
      1,582,353  Philip Services Corp. (Canada) +                                                 23,537,501
      3,440,431  Republic Industries, Inc. +                                                      84,720,613
        225,300  United Waste Systems, Inc. +                                                      9,631,575
      1,345,653  USA Waste Services, Inc. +                                                       54,246,637
                                                                                            ----------------
                                                                                                 234,423,576

Finance (4.6%)
------------------------------------------------------------------------------------------------------------
      3,912,110  American Express Co.                                                            327,639,213
      5,533,627  Federal Home Loan Mortgage Corp.                                                199,556,424
      3,822,860  Federal National Mortgage Association                                           180,869,064
        333,400  Morgan Stanley, Dean Witter, Discover and Co.                                    17,440,988
        208,300  Student Loan Marketing Assn.                                                     31,231,981
      1,260,482  TCF Financial Corp.                                                              67,514,567
                                                                                            ----------------
                                                                                                 824,252,237

Financial Services (1.7%)
------------------------------------------------------------------------------------------------------------
      1,250,100  Associates First Capital Corp.                                                   82,428,469
        479,718  Concord EFS, Inc. +                                                              14,121,699
        304,302  First USA Paymentech, Inc. +                                                      8,748,683
        599,684  FIRSTPLUS Financial Group, Inc. +                                                27,360,583
      3,605,303  MBNA Corp.                                                                      162,238,635
        553,644  Southern Pacific Funding Corp. +                                                  9,481,154
                                                                                            ----------------
                                                                                                 304,379,223

Food and Beverages (1.5%)
------------------------------------------------------------------------------------------------------------
      2,837,500  Archer Daniels Midland Co.                                                       63,843,750
      3,200,000  PepsiCo, Inc.                                                                   122,600,000
      1,350,000  Sara Lee Corp.                                                                   59,146,875
        875,000  Whitman Corp.                                                                    22,093,750
                                                                                            ----------------
                                                                                                 267,684,375

Gas Pipelines (0.5%)
------------------------------------------------------------------------------------------------------------
        710,700  El Paso Natural Gas Co.                                                          41,087,344
        904,500  Sonat, Inc.                                                                      45,111,938
                                                                                            ----------------
                                                                                                  86,199,282

Gas Utilities (0.6%)
------------------------------------------------------------------------------------------------------------
      1,500,000  Columbia Gas System, Inc.                                                       103,125,000

Health Care Information Systems (0.5%)
------------------------------------------------------------------------------------------------------------
      1,081,479  HBO & Co.                                                                        83,679,438

Health Care Services (1.8%)
------------------------------------------------------------------------------------------------------------
        611,293  ABR Information Services, Inc. +                                                 16,657,734
        438,200  CareMatrix Corp. +                                                               11,064,550
      2,316,200  HEALTHSOUTH Corp. +                                                              61,379,300
      1,698,355  MedPartners, Inc. +                                                              40,335,931
        775,572  Renal Treatment Centers, Inc. +                                                  22,879,374
        103,300  Rotech Medical Corp. +                                                            1,951,402
        545,700  Total Renal Care Holdings, Inc. +                                                22,510,125
      2,725,839  United Healthcare Corp.                                                         155,372,823
                                                                                            ----------------
                                                                                                 332,151,239

Hospital Management (0.4%)
------------------------------------------------------------------------------------------------------------
      2,383,797  Health Management Assoc., Inc. +                                                 76,132,533

Household Products (0.7%)
------------------------------------------------------------------------------------------------------------
      1,677,450  Blyth Industries, Inc. +                                                         60,283,359
      2,110,500  Tupperware Corp.                                                                 73,339,875
                                                                                            ----------------
                                                                                                 133,623,234

Insurance (2.5%)
------------------------------------------------------------------------------------------------------------
        950,000  Aetna Inc.                                                                      108,240,625
        600,000  AFLAC Inc.                                                                       33,450,000
      1,773,200  American General Corp.                                                           94,422,900
        562,500  American International Group, Inc.                                               59,906,250
        585,200  AON Corp.                                                                        32,771,200
        264,000  CIGNA Corp.                                                                      52,668,000
        633,700  Conseco Inc.                                                                     25,823,275
        516,464  HCC Insurance Holdings, Inc.                                                     16,300,895
      1,000,000  USF&G Corp.                                                                      24,562,500
                                                                                            ----------------
                                                                                                 448,145,645

Leisure (0.4%)
------------------------------------------------------------------------------------------------------------
      1,046,180  Adidas AG 144A ADS (Germany)                                                     61,201,530
         92,400  Signature Resorts, Inc. +                                                         3,557,400
                                                                                            ----------------
                                                                                                  64,758,930

Lodging (1.3%)
------------------------------------------------------------------------------------------------------------
        777,000  Doubletree Corp. +                                                               32,634,000
      1,973,392  Extended Stay America, Inc. +                                                    31,820,946
      1,726,799  HFS, Inc. +                                                                     100,586,042
      1,392,800  Prime Hospitality Corp. +                                                        25,592,700
        980,912  Promus Hotel Corp. +                                                             38,562,103
                                                                                            ----------------
                                                                                                 229,195,791

Medical Management Services (0.6%)
------------------------------------------------------------------------------------------------------------
        105,200  NCS HealthCare, Inc. Class A +                                                    2,958,750
        391,300  OccuSystems, Inc. +                                                              11,152,050
      2,787,342  Phycor, Inc. +                                                                   93,375,957
         84,349  Sunrise Assisted Living, Inc. +                                                   3,047,108
                                                                                            ----------------
                                                                                                 110,533,865
Medical Supplies and Devices (3.5%)
------------------------------------------------------------------------------------------------------------
        896,900  Bard (C.R.), Inc.                                                                33,745,863
        796,247  Cytyc Corp. +                                                                    18,612,274
        414,200  Henry Schein, Inc. +                                                             15,325,400
      2,012,150  Johnson & Johnson                                                               125,382,097
        614,000  Lifecore Biomedical, Inc. + [SECTION MARK]                                        8,289,000
        368,467  Medtronic, Inc.                                                                  32,148,746
        410,000  Minimed, Inc. +                                                                  12,505,000
        821,444  Omnicare, Inc.                                                                   24,181,258
        560,517  Physician Sales & Service, Inc. +                                                10,369,565
      3,887,587  Stryker Corp.                                                                   151,615,893
        336,700  Sybron International Corp. +                                                     13,783,656
      2,126,125  Thermo Cardiosystems, Inc. +                                                     42,256,734
        399,050  Thermotrex Corp. +                                                                9,103,328
         31,285  Trex Medical Corp. +                                                                393,018
      1,155,192  Tyco International Ltd.                                                          93,570,552
      1,000,000  U.S. Surgical Corp.                                                              37,125,000
                                                                                             ----------------
                                                                                                 628,407,384

Metals and Mining (0.3%)
------------------------------------------------------------------------------------------------------------
        110,600  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                  3,013,850
        786,600  Miller Industries, Inc./Tennessee +                                              13,273,875
        234,560  SGL Carbon AG (Germany)                                                          31,168,435
                                                                                             ----------------
                                                                                                  47,456,160

Networking Equipment (0.9%)
------------------------------------------------------------------------------------------------------------
      2,115,833  Cisco Systems, Inc. +                                                           168,340,963

Nursing Homes (0.3%)
------------------------------------------------------------------------------------------------------------
      1,390,800  Health Care & Retirement Corp. +                                                 49,721,100

Office Equipment (1.1%)
------------------------------------------------------------------------------------------------------------
      4,922,663  Viking Office Products, Inc. +                                                   98,760,926
      1,250,000  Xerox Corp.                                                                     102,812,500
                                                                                             ----------------
                                                                                                 201,573,426

Oil and Gas (3.4%)
------------------------------------------------------------------------------------------------------------
      1,019,252  British Petroleum PLC ADR (United Kingdom)                                       84,024,587
        423,600  Ente Nazionale Idrocarburi S.P.A. (ENI) ADR (Italy)                              24,912,975
        796,000  Exxon Corp.                                                                      51,143,000
      2,050,000  Halliburton Co.                                                                  94,300,000
      2,000,000  Mobil Corp.                                                                     153,000,000
      1,150,000  Schlumberger Ltd.                                                                87,831,250
      2,548,900  Total Corp. ADR (France)                                                        128,560,144
                                                                                             ----------------
                                                                                                 623,771,956

Paper and Forest Products (0.4%)
------------------------------------------------------------------------------------------------------------
      1,511,800  Unisource Worldwide, Inc. +                                                      28,157,275
        800,000  Weyerhaeuser Co.                                                                 49,800,000
                                                                                             ----------------
                                                                                                  77,957,275
Pharmaceuticals and Biotechnology (5.7%)
------------------------------------------------------------------------------------------------------------
      1,692,000  Bristol-Myers Squibb Co.                                                        132,716,250
        994,300  Dura Pharmaceuticals, Inc. +                                                     38,777,700
      1,010,422  Elan Corp. PLC ADR (Ireland) +                                                   47,995,045
      1,104,182  Gilead Sciences, Inc. +                                                          31,193,142
        311,157  Jones Medical Industries, Inc.                                                    9,218,026
        900,000  Lilly (Eli) & Co.                                                               101,700,000
        211,300  Medicis Pharmaceutical Corp. Class A +                                            9,534,913
        725,795  Merck & Co., Inc.                                                                75,437,318
         63,550  Novartis AG ADR (Switzerland)                                                   101,859,629
        608,344  Parexel International Corp. +                                                    23,421,244
      3,081,008  Pfizer, Inc.                                                                    183,705,102
      2,625,151  Pharmacia & Upjohn, Inc.                                                         99,099,450
        336,362  Quintiles Transnational Corp. +                                                  25,353,286
        618,768  Sepracor, Inc. +                                                                 15,546,546
        850,500  Smithkline Beecham PLC ADR (United Kingdom)                                      82,711,125
        280,000  Transkaryotic Therapies, Inc. (Malaysia) +                                        9,800,000
        583,127  Vertex Pharmaceuticals, Inc. +                                                   20,482,336
        173,800  Warner-Lambert Co.                                                               24,277,688
                                                                                             ----------------
                                                                                               1,032,828,800

Photography (0.6%)
------------------------------------------------------------------------------------------------------------
      1,701,300  Polaroid Corp.                                                                  101,227,350

Publishing (1.8%)
------------------------------------------------------------------------------------------------------------
         20,700  CMP Media, Inc. Class A +                                                           558,900
        250,000  Gannett Co., Inc.                                                                24,828,125
        831,700  Harcourt General, Inc.                                                           39,297,825
        500,000  McGraw-Hill, Inc.                                                                33,906,250
      1,250,000  Tribune Co.                                                                      66,171,875
      1,275,228  Wolters Kluwer N.V. (Netherlands)                                               167,840,112
                                                                                             ----------------
                                                                                                 332,603,087

Railroads (0.2%)
------------------------------------------------------------------------------------------------------------
        300,000  Burlington Northern Santa Fe Corp. +                                             28,968,750

Restaurants (0.8%)
------------------------------------------------------------------------------------------------------------
        793,382  Applebee's International, Inc.                                                   23,801,460
        683,400  Cracker Barrel Old Country Store, Inc.                                           19,562,325
      1,882,564  J.D. Wetherspoon PLC (United Kingdom)                                            42,603,591
        798,900  Landry's Seafood Restaurants, Inc. +                                             20,371,950
        826,410  Papa Johns International, Inc. +                                                 27,271,530
        526,900  PizzaExpress PLC (United Kingdom)                                                 5,629,372
                                                                                             ----------------
                                                                                                 139,240,228

Retail (10.0%)
------------------------------------------------------------------------------------------------------------
      1,566,825  Bed Bath & Beyond, Inc. +                                                        51,705,225
      1,323,277  CompUSA, Inc. +                                                                  35,563,069
        542,111  Consolidated Stores Corp. +                                                      21,819,968
      6,854,762  Costco Companies, Inc. +                                                        259,624,111
      2,126,520  CVS Corp.                                                                       120,945,825
      1,800,000  Dayton Hudson Corp.                                                             116,325,000
      7,297,749  Dixons Group PLC (United Kingdom)                                                72,703,040
        576,700  Dollar General Corp.                                                             25,374,800
      1,293,124  Dollar Tree Stores, Inc. +                                                       53,987,927
      1,750,000  Federated Department Stores, Inc. +                                              76,671,875
      1,503,800  General Nutrition Companies, Inc. +                                              42,858,300
        336,700  Global DirectMail Corp. +                                                         8,796,288
      1,098,550  Home Depot, Inc.                                                                 54,790,181
      2,571,717  Kohls Corp. +                                                                   162,018,171
      1,450,000  Lowe's Cos., Inc.                                                                54,556,250
         81,700  MSC Industrial Direct Co., Inc. Class A +                                         3,533,525
        367,300  Nordstrom, Inc.                                                                  20,821,319
      7,246,753  Officemax, Inc. +                                                               101,454,542
      1,100,000  Payless Shoesource, Inc. +                                                       67,650,000
        785,137  Payment Services., Inc. +                                                        12,856,618
        970,179  Petco Animal Supplies, Inc. + [SECTION MARK]                                     25,709,744
        215,000  Rexall Sundown, Inc. +                                                            7,686,250
      1,450,000  Rite Aid Corp.                                                                   75,309,375
      4,122,297  Staples, Inc. +                                                                 103,572,712
      4,550,950  Starbucks Corp. + [SECTION MARK]                                                186,304,516
        651,942  Williams-Sonoma, Inc. +                                                          28,155,745
        689,936  Wolverine World Wide, Inc.                                                       18,843,863
                                                                                            ----------------
                                                                                               1,809,638,239

Satellite Services (0.4%)
------------------------------------------------------------------------------------------------------------
      2,128,800  PanAmSat Corp. +                                                                 65,327,550

Semiconductors (3.6%)
------------------------------------------------------------------------------------------------------------
        280,476  Altera Corp. +                                                                   16,933,739
        343,416  Analog Devices, Inc. +                                                           10,796,141
        942,215  KLA-Tencor Instruments Corp. +                                                   57,062,896
        268,821  Lattice Semiconductor Corp. +                                                    18,111,815
      2,921,006  Linear Technology Corp.                                                         195,342,276
      2,578,131  Maxim Integrated Products Inc. +                                                178,213,305
      1,700,000  National Semiconductor Corp. +                                                   53,550,000
        700,000  Texas Instruments, Inc.                                                          80,500,000
        744,311  Xilinx, Inc. +                                                                   35,261,734
                                                                                            ----------------
                                                                                                 645,771,906

Specialty Consumer Products (0.9%)
------------------------------------------------------------------------------------------------------------
        587,093  Central Garden and Pet Co. +                                                     15,117,645
      1,276,497  Fastenal Co.                                                                     71,404,051
        510,298  Luxottica Group S.P.A. ADR (Italy)                                               35,146,775
        238,300  Marks Brothers Jewelers, Inc. +                                                   3,068,113
        810,500  Mattel, Inc.                                                                     28,164,875
                                                                                            ----------------
                                                                                                 152,901,459

Supermarkets (0.2%)
------------------------------------------------------------------------------------------------------------
         62,250  Carrefour Supermarche SA (France)                                                41,955,142

Telecommunication Equipment (1.1%)
------------------------------------------------------------------------------------------------------------
        474,550  Advanced Fibre Communications +                                                  33,159,181
        352,700  Brooks Fiber Properties, Inc. +                                                  13,270,338
        329,100  Premisys Communications, Inc. +                                                   6,741,416
      1,119,800  Qwest Communications International, Inc. +                                       34,853,775
        176,400  Sawtek Inc. +                                                                     6,725,250
        135,300  Tekelec +                                                                         8,320,950
      1,656,642  Tellabs, Inc.                                                                    99,191,440
                                                                                            ----------------
                                                                                                 202,262,350

Telephone Services (2.0%)
------------------------------------------------------------------------------------------------------------
        265,200  Intermedia Communications, Inc. +                                                 9,646,650
      1,718,400  MCI Communications Corp.                                                         60,681,000
      1,321,600  McLeod, Inc. Class A +                                                           45,430,000
        242,895  Natural Microsystems Corp. +                                                      8,501,325
        500,000  SBC Communications, Inc.                                                         29,593,750
      1,700,000  Sprint Corp.                                                                     84,150,000
        994,080  Tel-Save Holdings, Inc. +                                                        16,899,360
      2,942,453  WorldCom, Inc. +                                                                102,801,918
                                                                                             ----------------
                                                                                                 357,704,003

Textiles (0.2%)
------------------------------------------------------------------------------------------------------------
        783,800  St. John Knits, Inc.                                                             35,662,900

Trucking (0.3%)
------------------------------------------------------------------------------------------------------------
      1,300,000  Ryder System, Inc.                                                               46,556,250

Wireless Communications (0.9%)
------------------------------------------------------------------------------------------------------------
        558,080  Clearnet Communications, Inc. Class A, (Canada) +                                 7,394,560
        438,080  ICG Communications, Inc. +                                                        9,418,720
      6,384,009  NEXTEL Communications, Inc. Class A +                                           154,014,217
                                                                                            ----------------
                                                                                                 170,827,497
                                                                                            ----------------
                 Total Common Stocks (cost $12,265,620,478)                                 $ 17,863,708,374

CONVERTIBLE BONDS AND NOTES (--%) *(cost $8,241,000)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$     8,000,000  Signature Resorts, Inc. cv. sub. notes 5 3/4s, 2007                        $      8,520,000

UNITS (--%) *(cost $8,991,520)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
        292,948  ThermoLase Corp.                                                           $      5,236,446

SHORT-TERM INVESTMENTS (1.5%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
$    25,000,000  Bank of America effective yield of 5.54%, 8/11/97                          $     24,961,528
     30,000,000  Corporate Asset Funding Co., Inc. effective yield of
                   5.55%, 8/19/97                                                                 29,916,750
     28,795,000  Federal Home Loan Banks effective yield of
                   5.41%, 9/3/97                                                                  28,652,201
     27,000,000  Federal National Mortgage Association effective
                   yield of 5.45%, 10/3/97                                                        26,742,488
     25,000,000  Federal National Mortgage Association effective
                   yield of 5.45%, 8/4/97                                                         24,988,646
     50,000,000  Ford Motor Credit Co. effective yield of 5.58%, 8/25/97                          49,814,000
     50,000,000  Merrill Lynch & Co., Inc effective yield of 5.57%,
                   9/15/97                                                                        49,651,875
     25,000,000  USAA Capital Corp. effective yield of 5.49%, 9/18/97                             24,817,000
     12,890,000  Interest in $204,956,000 joint repurchase agreement dated July 31, 1997 with UBS Securities due
                   August 1, 997 with respect to various U.S. Treasury
                   obligations -- maturity value of $12,892,062 for
                   an effective yield of 5.76%                                                    12,892,062
                                                                                            ----------------
                 Total Short-Term Investments (cost $272,436,550)                           $    272,436,550
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $12,555,289,548) ***                               $ 18,149,901,370
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $18,092,390,353.

*** The aggregate identified cost on a tax basis is $12,593,724,046, resulting in gross unrealized appreciation and depreciation of $5,823,411,115 and $267,233,791, respectively, or net unrealized appreciation of $5,556,177,324.

  + Non-income-producing security.

    144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    ADR or ADS after the name of a foreign holding stands for American
    Depository Receipts or American Depository Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

    Affiliated Companies (Note 5)

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $12,555,289,548) (Note 1)                                          $18,149,901,370
---------------------------------------------------------------------------------------------------
Dividends, interest, and other receivables                                               10,848,922
---------------------------------------------------------------------------------------------------
Foreign currency (cost $308,279)                                                            308,279
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   38,558,238
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                          150,317,666
---------------------------------------------------------------------------------------------------
Total assets                                                                         18,349,934,475

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                              7,688
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                        204,111,893
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               18,767,163
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                             20,234,310
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                5,291,911
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                              111,462
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  4,940
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    7,037,592
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                    1,977,163
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       257,544,122
---------------------------------------------------------------------------------------------------
Net assets                                                                          $18,092,390,353

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                     $12,041,956,306
---------------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                                    (17,751)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                                  455,882,777
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                     5,594,569,021
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                          $18,092,390,353

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($11,158,272,554 divided by 572,565,650 shares)                                              $19.49
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $19.49)*                                      $20.68
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($5,664,374,740 divided by 304,963,617 shares)**                                             $18.57
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($208,656,370 divided by 10,856,717 shares)                                                  $19.22
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $19.22)*                                      $19.92
---------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,061,086,689 divided by 53,866,915 shares)                                                $19.70
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000 sales of $50,000 or more and on group sales, the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended July 31, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,809,327)                                        $  116,578,777
--------------------------------------------------------------------------------------------------
Interest                                                                                26,430,568
--------------------------------------------------------------------------------------------------
Total investment income                                                                143,009,345
--------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                        71,453,260
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          33,592,374
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                         332,974
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            59,815
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   22,343,711
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   44,357,003
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    1,035,616
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    979,211
--------------------------------------------------------------------------------------------------
Registration fees                                                                        1,153,997
--------------------------------------------------------------------------------------------------
Auditing                                                                                   173,075
--------------------------------------------------------------------------------------------------
Legal                                                                                      173,863
--------------------------------------------------------------------------------------------------
Postage                                                                                  1,915,219
--------------------------------------------------------------------------------------------------
Other                                                                                    1,371,566
--------------------------------------------------------------------------------------------------
Total expenses                                                                         178,941,684
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (3,852,442)
--------------------------------------------------------------------------------------------------
Net expenses                                                                           175,089,242
--------------------------------------------------------------------------------------------------
Net investment loss                                                                    (32,079,897)
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1, 3, and 5) (including realized
loss of $12,046,853 on sales of investments in affiliated issuers)                     574,582,154
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency translations (Note 1)                                 25,010
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the year                                                         (51,551)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                           3,610,070,235
--------------------------------------------------------------------------------------------------
Net gain on investments                                                              4,184,625,848
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $4,152,545,951
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                     Year ended July 31
                                                                                 ------------------------
                                                                                  1997               1996
---------------------------------------------------------------------------------------------------------

Increase in net assets
---------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------
Net investment loss                                                    $   (32,079,897)   $   (28,749,167)
---------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                              574,607,164        962,821,663
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                             3,610,018,684        144,557,473
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                     4,152,545,951      1,078,629,969
---------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------
  From net realized gain on investments
---------------------------------------------------------------------------------------------------------
    Class A                                                               (548,605,542)      (317,069,690)
---------------------------------------------------------------------------------------------------------
    Class B                                                               (281,238,919)      (135,078,052)
---------------------------------------------------------------------------------------------------------
    Class M                                                                 (8,171,341)        (2,101,620)
---------------------------------------------------------------------------------------------------------
    Class Y                                                                (52,119,074)       (22,695,086)
---------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                        3,295,035,279      3,796,887,582
---------------------------------------------------------------------------------------------------------
Total increase in net assets                                             6,557,446,354      4,398,573,103
---------------------------------------------------------------------------------------------------------

Net assets
---------------------------------------------------------------------------------------------------------
Beginning of year                                                       11,534,943,999      7,136,370,896
---------------------------------------------------------------------------------------------------------
End of year (including accumulated net investment
loss of $17,751 and --, respectively)                                  $18,092,390,353    $11,534,943,999
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                                   Year ended July 31
-----------------------------------------------------------------------------------------------------------------------------
                                              1997             1996             1995             1994             1993
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $15.73           $14.42           $11.19           $11.02            $9.67
-----------------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                    --(d)          (.02)(d)          .02             (.02)            (.02)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    4.85             2.19             3.72              .65             1.89
-----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         4.85             2.17             3.74              .63             1.87
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               (1.09)            (.86)            (.51)            (.46)            (.52)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                          (1.09)            (.86)            (.51)            (.46)            (.52)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $19.49           $15.73           $14.42           $11.19           $11.02
-----------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                    32.22            15.49            34.72             5.49            19.69
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $11,158,273       $7,332,248       $4,895,180       $3,051,878       $2,403,332
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                     1.02             1.03             1.07             1.10             1.12
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                --             (.10)             .17             (.18)            (.14)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                       59.77            57.92            65.43            57.74            64.62
-----------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                              $0.0546
-----------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through brokerage services and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid on security trades is requried for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                               Year ended July 31
-------------------------------------------------------------------------------------------------------------------------
                                          1997             1996             1995             1994             1993
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $15.15           $14.01           $10.97           $10.89            $9.63
-------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)              (.12)(d)         (.13)(d)         (.06)            (.05)            (.03)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                4.63             2.13             3.61              .59             1.81
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     4.51             2.00             3.55              .54             1.78
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                           (1.09)            (.86)            (.51)            (.46)            (.52)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                      (1.09)            (.86)            (.51)            (.46)            (.52)
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $18.57           $15.15           $14.01           $10.97           $10.89
-------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                31.17            14.70            33.65             4.71            18.79
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $5,664,375       $3,405,318       $1,870,370         $911,069         $408,361
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                 1.77             1.78             1.82             1.84             1.87
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          (.75)            (.85)            (.58)            (.91)            (.91)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   59.77            57.92            65.43            57.74            64.62
-------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                          $0.0546
-------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through brokerage services and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------

                                                                                               For the period
Per-share                                                                                       Dec. 1, 1994+
operating performance                                                Year ended July 31          to July 31
-----------------------------------------------------------------------------------------------------------------
                                                                    1997             1996             1995
-----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                               $15.60           $14.37           $11.79
-----------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                        (.08)(d)         (.09)(d)         (.01)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                          4.79             2.18             3.10
-----------------------------------------------------------------------------------------------------------------
Total from
investment operations                                               4.71             2.09             3.09
-----------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                     (1.09)            (.86)            (.51)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                                (1.09)            (.86)            (.51)
-----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                     $19.22           $15.60           $14.37
-----------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                          31.57            14.97            27.42 *
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                  $208,656          $87,782          $19,004
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                           1.52             1.50             1.06 *
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                                    (.50)            (.57)            (.24)*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                             59.77            57.92            65.43
-----------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                    $0.0546
-----------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through brokerage services and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------
                                                                                                 For the period
Per-share                                                                                        March 31, 1994+
operating performance                                         Year ended July 31                   to July 31
------------------------------------------------------------------------------------------------------------------
                                                    1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $15.85           $14.48           $11.22           $11.24
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                                .04(d)           .02(d)           .03               --
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          4.90             2.21             3.74             (.02)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               4.94             2.23             3.77             (.02)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                                     --               --               --               --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                     (1.09)            (.86)            (.51)              --
------------------------------------------------------------------------------------------------------------------
Total distributions                                (1.09)            (.86)            (.51)              --
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $19.70           $15.85           $14.48           $11.22
------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                          32.56            15.85            34.90            (0.18)*
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $1,061,087         $709,595         $351,817          $82,102
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            .77              .77              .83              .31*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                     .25              .15              .39             (.05)*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             59.77            57.92            65.43            57.74
------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                    $0.0546
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through brokerage services and expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.



Notes to financial statements
July 31, 1997

Note 1
Significant accounting policies

Putnam Voyager Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of companies that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes have potential for capital appreciation significantly greater than that of the market averages.

The fund offers class A, class B, class M, and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that initially invest at least $250 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over the counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of net operating loss, losses on wash sale transactions, and realized gains and losses on short-term foreign currency contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1997, the fund reclassified $32,062,146 to decrease accumulated net investment loss and 32,037,136 to decrease paid-in-capital, with a decrease to accumulated net realized gains on investments of $25,010. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% of any amount over $21.5 billion.

As part of the custodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien of the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At July 31, 1997, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1997, fund expenses were reduced by $3,852,442 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $11,733 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended July 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $6,667,683 and $170,791 from the sale of class A and class M shares, respectively and $6,493,953 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $145,471 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $10,957,733,274 and $8,340,771,948, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At July 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                          July 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                     234,017,903  $ 3,953,449,438
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    32,563,535      527,855,140
------------------------------------------------------------
                                266,581,438    4,481,304,578

Shares
repurchased                    (160,170,443)  (2,692,322,364)
------------------------------------------------------------
Net increase                    106,410,995  $ 1,788,982,214
------------------------------------------------------------

                                            Year ended
                                          July 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                     195,466,332   $ 3,099,427,469
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    20,779,804      304,214,751
------------------------------------------------------------
                                216,246,136    3,403,642,220

Shares
repurchased                     (89,666,684)  (1,411,912,865)
------------------------------------------------------------
Net increase                    126,579,452  $ 1,991,729,355
------------------------------------------------------------

                                            Year ended
                                          July 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                     105,067,672  $ 1,702,505,550
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    16,881,432      261,999,265
------------------------------------------------------------
                                121,949,104    1,964,504,815

Shares
repurchased                     (41,818,952)    (673,171,844)
------------------------------------------------------------
Net increase                     80,130,152  $ 1,291,332,971
------------------------------------------------------------

                                            Year ended
                                          July 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                     107,598,758   $1,654,943,119
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     8,896,693      125,976,810
------------------------------------------------------------
                                116,495,451    1,780,919,929

Shares
repurchased                     (25,142,718)    (384,623,376)
------------------------------------------------------------
Net increase                     91,352,733   $1,396,296,553
------------------------------------------------------------

                                            Year ended
                                          July 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       7,188,244     $121,126,210
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       474,478        7,605,878
------------------------------------------------------------
                                  7,662,722      128,732,088

Shares
repurchased                      (2,432,366)     (40,629,278)
------------------------------------------------------------
Net increase                      5,230,356     $ 88,102,810
------------------------------------------------------------

                                            Year ended
                                          July 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,921,187     $ 77,977,369
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       137,798        2,007,717
------------------------------------------------------------
                                  5,058,985       79,985,086

Shares
repurchased                        (754,954)     (11,970,795)
------------------------------------------------------------
Net increase                      4,304,031     $ 68,014,291
------------------------------------------------------------

                                            Year ended
                                          July 31, 1997
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                      31,072,579    $ 513,070,605
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,185,837       52,119,074
------------------------------------------------------------
                                 34,258,416      565,189,679

Shares
repurchased                     (25,162,721)    (438,572,395)
------------------------------------------------------------
Net increase                      9,095,695    $ 126,617,284
------------------------------------------------------------

                                            Year ended
                                          July 31, 1996
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                      24,769,497     $410,764,510
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,540,741       22,695,086
------------------------------------------------------------
                                 26,310,238      433,459,596

Shares
repurchased                      (5,830,909)     (92,612,213)
------------------------------------------------------------
Net increase                     20,479,329     $340,847,383
------------------------------------------------------------

Note 5
Transactions with Affiliated Companies

Transactions during the period with companies in which the fund owns at least 5% of the voting securities were as follows:

                                   Purchase       Sales    Dividend    Market
Name of Affiliate                    Cost         Cost      Income     Value
------------------------------------------------------------------------------
Chancellor Broadcasting,
  Class A                       $  3,370,439   $        --  $--   $ 23,257,781
Evergreen Media Corp.,
  Class A                         43,316,001            --   --     81,981,200
Fulcrum Technologies, Inc.                --     8,893,294   --             --
Geoworks                             937,125            --   --      7,084,469
LifeCore Biomedical, Inc.            256,375            --   --      8,289,000
Petco Animal Supplies, Inc.        2,455,294            --   --     25,709,744
Preferred Networks, Inc.                  --     7,329,264   --             --
Sipex Corp.                       10,765,425     1,087,100   --     19,223,100
Starbucks Corp.                   85,035,597    21,748,007   --    186,304,516
TMP Worldwide, Inc.                6,539,436            --   --     11,291,891
Western Wireless Corp., Class A           --    15,504,405   --             --
WestWood One, Inc.                 2,811,800            --   --     64,731,875
------------------------------------------------------------------------------
  Totals                        $155,487,492   $54,562,070  $--   $427,873,576
==============================================================================



Federal tax information
(Unaudited)

Pursuant to section 852 of the Internal Revenue Code, the Fund hereby designates $1.088 per share (or if different, the amount necessary to offset net capital gains earned by the fund) [for all share classes] as capital gain dividends for its capital taxable year ended July 31,1997.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Overseas Growth Fund

+ Closed to new investors. Some exceptions may apply. Contact Putnam for details.

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Daniel L. Miller
Vice President

Roland W. Gillis
Vice President and Fund Manager

Charles H. Swanberg
Vice President and Fund Manager

Robert R. Beck
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.


[LOGO OMITTED]
PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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